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                                                                    EXHIBIT 99.1

  CERTIFICATION BY CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of Applix, Inc. (the "Company") for the period ended September 30, 2001 as filed with the Securities and Exchange Commission on November 14, 2001 and as amended on the date hereof (the "Report"), the undersigned, David C. Mahoney, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ David C. Mahoney
                                        ---------------------------------

Dated: May 19, 2003                     David C. Mahoney

                                        Chief Executive Officer





A signed original of this written statement required by Section 906 has been provided to Applix, Inc. and will be retained by Applix, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.